Exhibit 10.3

                       NATIONAL SEMICONDUCTOR CORPORATION

                                STOCK OPTION PLAN
                      (as amended effective April 15, 2003)



1.   TITLE OF PLAN

     The title of this Plan is the National Semiconductor Corporation Stock Option Plan, hereinafter referred to as the "Plan", and formerly known as the National Semiconductor Corporation 1977 Stock Option Plan.


2.   PURPOSE

     The Plan is intended to align the interests of eligible key employees of National Semiconductor Corporation (hereinafter called the "Corporation") and its subsidiaries (as hereinafter defined) with the interests of the stockholders of the Corporation and to provide incentives for such employees to exert maximum efforts for the success of the Corporation. By extending to key employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its stockholders by making it possible for the Corporation to attract and retain the best available talent and by rewarding key management and technical personnel for their part in increasing the value of the Corporation's shares. It is further intended that options granted pursuant to this Plan may be incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or may be options which are not incentive stock options (hereinafter called "non-qualified stock options").


3.   STOCK SUBJECT TO THE PLAN

     There will be reserved for issue upon the exercise of options granted under the Plan 39,354,929 shares of the Corporation's $.50 par value Common Stock, subject to adjustment as provided in Paragraph 8, which may be unissued shares, reacquired shares, or shares bought on the market. If any option which shall have been granted shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall again become available for the purposes of the Plan (unless the Plan shall have been terminated).

4.   ADMINISTRATION

     (a) The Plan shall be administered by a committee of the Board of Directors of the Corporation (the "Committee") which shall be appointed by a majority of the whole Board. The Committee shall be constituted to permit the Plan to comply with (i) Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act") and any successor rule and (ii) IRS regulations issued under
Section 162(m) of the Code, and shall initially consist of not less than three members of the Board, all of whom are ineligible for benefits under the Plan and none of whom has been so eligible for at least one year prior to serving on such Committee.

     (b) The Committee shall have the plenary power, subject to and within the limits of the express provisions of the Plan:

          (i) To determine from time to time which of the eligible persons shall be granted options under the Plan; the time or times (during the term of the option) within which all or portions of each option may be exercised and the number of shares for which an option or options shall be granted to each of them. Notwithstanding the foregoing, no person may be granted more than 500,000 options during any one fiscal year of the Corporation.

          (ii) To construe and interpret the Plan and options granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To prescribe the terms and provisions of each option granted (which need not be identical).

          (iv) To determine whether options granted shall be incentive stock options or non-qualified stock options.

          (v) To determine whether options granted shall be transferable without consideration to immediate family members or family trusts for the benefit of the optionee's immediate family members. As used herein, "immediate family" means parents, spouses and children.

     (c) The Committee shall not have the authority to grant new options in exchange for the cancellation of stock options previously granted under the Plan or under any other stock option plan of the Corporation.

5.   ELIGIBILITY

     Options may be granted only to regular salaried officers and key employees of the Corporation and its subsidiaries. The term "subsidiary" corporation shall mean any corporation in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock. A director of the Corporation shall not be eligible for the benefits of the Plan unless such person also is a regular salaried employee of the Corporation and/or of any subsidiary.

6.   TERMS OF OPTION AND OPTION AGREEMENTS

     Each option shall be evidenced by a Stock Option Agreement which may expressly identify the options as incentive stock options or as non-qualified stock options, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate; provided, however, that the grant of a non-qualified option pursuant to this Plan shall in no way be construed to be an alternative to the right of an employee to purchase stock pursuant to any incentive stock option heretofore or hereafter granted to an employee pursuant to any stock option plans now in existence or hereafter adopted by the Corporation. The terms of the option agreements need not be identical, but each option agreement shall include, by appropriate language, or be subject to, the substance of all of the applicable following provisions:

     (a) The purchase price under each option granted shall be as determined by the Committee but shall in no instance be less than 100% of fair market value on the date of grant. The fair market value on the date of grant shall be the opening price of the Common Stock on the New York Stock Exchange on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading).

     (b) The maximum term of any incentive stock option shall be ten years from the date it was granted.

     (c) The maximum term of any non-qualified stock option shall be ten years and one day from the date it was granted.

     (d) An option may not be exercised to any extent, either by the person to whom it was granted or by the grantee's transferee, or by any person after the grantee's death, unless the person to whom the option was granted has remained in the continuous employ of the Corporation, or of a subsidiary, for not less than six months from the date when the option was granted. Otherwise, each option shall be exercisable as determined by the Committee.

     (e) The Corporation, during the terms of options granted under the Plan, at all times will keep available the number of shares of stock required to satisfy such options.

     (f) The Corporation will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell shares of stock to satisfy such options. Inability of the Corporation to obtain from any such regulatory commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance and sale of its stock to satisfy such options shall relieve the Corporation from any liability for failure to issue and sell stock to satisfy such options pending the time when such authority is obtained or is obtainable.

     (g) Neither a person to whom an option is granted nor his or her transferee, legal representative, heir, legatee, or distributee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he or she has exercised his or her option pursuant to the terms thereof.

     (h) In order to be exempt under Section 16 of the Exchange Act, the option may not be transferable except by will or by the laws of descent or distribution, and during the lifetime of the person to whom the option is granted he or she alone may exercise it.

     (i) An option shall terminate and may not be exercised if the person to whom it is granted ceases to be continuously employed by the Corporation, or by a subsidiary of the Corporation, except (subject nevertheless to the last sentence of this subparagraph (h)): (1) if the grantee's continuous employment is terminated for any reason other than (i) retirement, (ii) permanent disability, or (iii) death, the grantee or the grantee's transferee may exercise the option to the extent that the grantee was entitled to exercise such option at the date of such termination at any time within a period of three (3) months following the date of such termination, or if the grantee shall die within the period of three (3) months following the date of such termination without having exercised such option, the option may be exercised within a period of one year following the grantee's death by the grantee's transferee or the person or persons to whom the grantee's rights under the option pass by will or by the laws of descent or distribution but only to the extent exercisable at the date of such termination; (2) if the grantee's continuous employment is terminated by
(i) retirement, (ii) permanent disability, or (iii) death, the option may be exercised in accordance with its terms and conditions at any time within a period of five (5) years following the date of such termination by the grantee or the grantee's transferee, or in the event of the grantee's death, by the persons to whom the grantee's rights under the option shall pass by will or by the laws of descent or distribution; (3) if the grantee's continuous employment is terminated and within a period of ninety (90) days thereafter the grantee is recalled to the active payroll, the Committee may reinstate any portion of the option previously granted but not exercised. Nothing contained in this subparagraph (h) is intended to extend the stated term of the option and in no event may an option be exercised by anyone after the expiration of its stated term.

     (j) Option agreements evidencing incentive stock options shall contain such terms and provisions as may be necessary to render them incentive stock options pursuant to Section 422A of the Code and the Income Tax Regulation thereunder, as the same or any successor statute or regulations may at the time be in effect.

     (k) Nothing in this Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Corporation or any of its subsidiaries, or to interfere in any way with the right of the Corporation or any of its subsidiaries to terminate his or her employment at any time.

7.   TIME OF GRANTING OPTION

     The Committee shall determine the date on which options are granted under the Plan. All options granted must be approved at a meeting of the Committee by a majority of the members of the Committee.

8.   ADJUSTMENT IN NUMBER OF SHARES AND IN OPTION PRICE

     In the event there is any change in the shares of the Corporation through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, the number of shares available for option, as well as the shares subject to any option and the option price thereof, shall be appropriately adjusted by the Committee.

9.   PAYMENT OF PURCHASE PRICE AND WITHHOLDING TAXES

     (a) The purchase price for all shares purchased pursuant to options exercised must be either paid in full in cash, or paid in full, with the consent of the Committee, in Common Stock of the Corporation that has been held by the optionee at least six (6) months valued at fair market value on the date of exercise or a combination of cash and Common Stock. Fair market value on the date of exercise is the opening price of the Common Stock on the New York Stock Exchange on such date, or if there shall be no trading on such date, then on the first previous date on which there was such trading.

     (b) The Committee may permit the payment of all or part of the applicable required withholding taxes due upon exercise of an option by the withholding of shares otherwise issuable upon exercise of the option. Option shares withheld in payment of such taxes shall be valued at the fair market value of the Corporation's Common Stock on the date of exercise as defined herein.

10.  CHANGE IN CONTROL

     In the event of a Change-of-Control (as defined in the attached Exhibit A) of the Corporation, any options granted hereunder which are outstanding as of the date such Change-of-Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

11.  AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

     (a) The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Board will seek stockholder approval of an amendment if determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Corporation's stock is listed, or other applicable law or regulation.

     (b) The Plan shall continue in effect until all shares available for issuance under the Plan have been issued. An option may not be granted while the Plan is suspended or after it is terminated.

     (c) The rights and obligations under any options granted while the Plan is in effect shall not be altered or impaired by amendment, suspension or termination of the Plan, except with the consent of the person to whom the option was granted or the grantee's transferee or to whom rights under an option shall have passed by will or by the laws of descent and distribution.

12.  EFFECTIVE DATE

     The Plan, as amended and restated, shall become effective on April 22, 1994, subject to approval by the stockholders of the Corporation within twelve
(12) months after said date.

                                    EXHIBIT A



A "change of control" means:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a change of control: (i)any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and
(iii) of subsection (c) below; or

     (b) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) the approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another corporation ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation) unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
(ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or any corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.